Exhibit 99.1

June 2018 Dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for rare and near-rare neuropsychiatric conditions in patients with high unmet medical needs

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. © 2018 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. 2

Two patent protected compounds: ZYN002 (CBD gel) and ZYN001 (THC pro-drug patch) Focused on high unmet medical needs Fragile X syndrome (FXS): ~71K U.S. patients; no approved products Developmental and epileptic encephalopathies (DEE): ~45K U.S. patients Adult refractory focal epilepsy: ~500K U.S. patients remain uncontrolled on existing AEDs Tourette Syndrome (TS): ~200K U.S. patients have the most severe form of TS Opportunities for efficient development and commercialization strategy Orphan drug designation provides opportunity for rapid development/approval Other regulatory designations available; if granted, can accelerate approval of drugs meeting criteria Targeted physician audience = modest commercial investment Potential for consistent Orphan drug pricing across indications (>$25K per patient per year for ZYN002) Experienced team with proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, and psychiatry Well capitalized with cash runway well into 2019 Multiple expected near term milestones Zynerba Pharmaceuticals A Rare/Near-Rare Neuropsychiatric Company 3

4 Expected 2018 Milestones 1Q 2Q 3Q 4Q ZYN002 Fragile X Syndrome FDA meeting 1Q18 DEE Initiate Phase 2 open label study in 1H18 Adult refractory focal epilepsy Initiate new Phase 2B study in 2H18 Present/publish additional data from STAR 2 extension study in 2018 ZYN001 Tourette Syndrome Complete Phase 1 formulation study in 1H18 Initiate Phase 2 study in Tourette Syndrome by year end 2018 Other indications Assessment of other rare and near-rare neuropsychiatric disorders in 2018 Other indications Assessment of other rare and near-rare neuropsychiatric disorders in 2018 Initiate pivotal trial: Mid-Year 2018 Present/publish additional data from Phase 2 FAB-C study in 2018 * * Accepted for presentation at Int’l NFXF Conference; Cincinnati, OH, July 11-15, 2018

First and only patent-protected permeation-enhanced pharmaceutically-produced cannabidiol (CBD) gel formulated for transdermal delivery CBD binds to multiple receptors and may mediate a number of pathways, including the endocannabinoid pathway Patented formulation increases the delivery of CBD through the layers of the epidermis and into the circulatory system 5 CBD Transdermal gel delivery ZYN002 Cannabidiol (CBD) Gel ZYN002

ZYN002

Fragile X Syndrome (FXS)
Preparing for 2018 Pivotal Study

FXS

- Rare genetic developmental disability in ~71,000 in U.S.
- Leading known cause of inherited intellectual disability and ASD
- Symptoms including significant behavioral, social, and cognitive deficits
- Symptoms linked to deficiencies in the endocannabinoid system caused by FMR1 mutation

- U.S. Orphan Drug Designation for use of CBD as a treatment of Fragile X (Feb. 2016)
- Positive open label Phase 2 data (Sept. 2017):
  - Achieved primary and numerous secondary endpoints with statistical significance vs. baseline
  - Extremely well tolerated
  - Data accepted for oral presentation at NFXF International Fragile X Conference (July 2018)
- Conducted positive meeting with FDA (Jan. 2018)
- Expect to initiate single pivotal trial in pediatric adolescent FXS patients mid-year 2018 to support NDA*
- Results expected in 2019; after data, will request pre-NDA meeting to determine final path to NDA filing

Zynerba® PHARMACEUTICALS

6

*Note: Subject to change due to further regulatory, clinical and other considerations.

ZYN002

Developmental & Epileptic Encephalopathies (DEE)
New Phase 2 Program

DEE

- Category including a number of rare and ultra-rare severe brain disorders that manifest with seizures in children and cause severe cognitive and behavioral impacts
- ~45,000 U.S. children and adolescents with DEE
- Includes Doose, Dravet, Lennox-Gastaut, and West Syndromes, etc.
- Highly resistant to treatment

- Third party clinical data show impact of CBD on seizures and behavioral issues in children
- Patient enrollment in BELIEVE 1 Phase 2 study underway
  - Six month multi-dose study in ~50 DEE patients (3 to <18 years)
  - Primary efficacy assessment: change in seizure frequency
- Results expected in 2019

7

Zynerba® PHARMACEUTICALS

ZYN002

Adult Refractory Focal Epilepsy
Phase 2B Anticipated in 2018

Adult Refractory Focal Seizures

- Focal seizures are the most common epilepsy in adults
- Substantial U.S. market
  - ~500,000 refractory patients
- New treatment options with improved quality of life (safety and efficacy) needed

- STAR 2 data suggest continued improvement in seizure control in adult refractory focal seizure patients receiving ZYN002 through 12 months of open label exposure
  - Presented in Late Breaking poster session at 2018 AAN (April 25, 2018)
- Learnings from Phase 2 STAR 1 study and open label STAR 2 extension provide input into Phase 2b trial design
  - Planned modifications include increased baseline seizure frequency, patient count, and trial duration
- Expect to initiate ~300 patient double blind placebo controlled study in 2H2018

8

Zynerba® PHARMACEUTICALS

9 Patent-protected pharmaceutically-produced D-glyceric acid ester-9-tetrahydrocannabinol (THC) in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed through the skin via transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions THC binds multiple cannabinoid receptors and may mediate a number of pathways, including the endocannabinoid pathway Structure & Conversion Delivery ZYN001 ZYN001 THC Pro-Drug Patch ZYN001

10 Potential for THC in Tourette Syndrome (TS) Neurodevelopmental disorder characterized by motor / vocal tics Evident in early childhood ~200K U.S. pts have most severe form Up to 1:100 exhibit milder and less complex symptoms Central cannabinoid receptor system believed to play role in Tourette Syndrome pathology Tourette Syndrome Rationale Third party double blind, placebo controlled studies show activity of THC in TS Phase 1 formulation work expected to be completed in 1H2018 Phase 2 study in Tourette Syndrome expected to initiate in late 2H2018 ZYN001

11 Expected 2018 Milestones 1Q 2Q 3Q 4Q ZYN002 Fragile X Syndrome FDA meeting 1Q18 DEE Initiate Phase 2 open label study in 1H18 Adult refractory focal epilepsy Initiate new Phase 2B study in 2H18 Present/publish additional data from STAR 2 extension study in 2018 ZYN001 Tourette Syndrome Complete Phase 1 formulation study in 1H18 Initiate Phase 2 study in Tourette Syndrome by year end 2018 Other indications Assessment of other rare and near-rare neuropsychiatric disorders in 2018 Other indications Assessment of other rare and near-rare neuropsychiatric disorders in 2018 Initiate pivotal trial: Mid-Year 2018 Present/publish additional data from Phase 2 FAB-C study in 2018 * Accepted for presentation at Int’l NFXF Conference; Cincinnati, OH, July 11-15, 2018 *

June 2018 Dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for rare and near-rare neuropsychiatric conditions in patients with high unmet medical needs

ZYN002 CBD Gel Clinical Program Fragile X Syndrome

ZYN002

Fragile X Syndrome (FXS)
The Endocannabinoid (EC) System is a Critical Pathway

- **Rare genetic developmental disability; leading known cause of both inherited intellectual disability and autism spectrum disorder**
- **Symptoms linked to deficiencies in the endocannabinoid system**
  - ECs form system of neurotransmitters regulating emotional responses, behavioral reactivity to context, social interaction
  - FMR1 mutation in FXS causes dysregulation of the EC system resulting in significant social, behavioral, and cognitive deficits
  - Modulation of EC system with CBD may have therapeutic potential in ameliorating some of those symptoms
  - Strong scientific rationale in FXS validated by Phase 2 FAB-C clinical data

U.S. Orphan Drug Designation for use of CBD as a treatment of Fragile X syndrome has been granted by the FDA (Feb. 2016)

Zynerba® PHARMACEUTICALS

14

Maintenance Dosing initiated at CBD 50 mg Daily; may be titrated up to 250 mg daily Screening Titration Weeks 7 to 12 Day 1 to Week 6 Doses of CBD 50 mg, 100 mg, or 250 mg daily 20 patients enrolled Treatment of Fragile X Syndrome Anxiety and Behavioral Challenges with CBD (FAB-C) Period 1 Period 2 Up to 18 Months Extension Patients continue on maintenance dose Physician can titrate up or down Fragile X Syndrome Open Label Phase 2 Trial Design Ongoing ZYN002 15 Completed September 2017

ZYN002

Positive FAB-C Open Label Phase 2 Efficacy Data
Primary Endpoint: ADAMS Total Score

Anxiety, Depression and Mood Scale (ADAMS) total score	Improvement vs. baseline (N=20)
Changes in Anxiety, Depression and Mood	46% *(p<0.0001)*

ADAMS subscales	Improvement vs. baseline (N=20)
General Anxiety	54% (p<*0.0001*)
Social Avoidance	53% *(p<0.0002)*
Compulsive Behavior	50% *(p=0.0262)*
Manic/Hyperactive Behavior	35% *(p=0.0003)*
Depressed Mood	29% *(p=0.1417)*

16

Zynerba® PHARMACEUTICALS

17 Aberrant Behavior Checklist for Fragile X (ABC-CFXS) subscale Improvement vs. baseline (N=20) Stereotypy: "Repetitive Movements" 59% (p=0.0006) Social Avoidance: "Seeks Isolation" 55% (p=0.0005) Socially Unresponsive/Lethargic: "Does Not Pay Attention" 53% (p=0.0034) Inappropriate Speech: "Repeats Words or Phrases" 43% (p=0.0018) Irritability: "Has Temper Tantrums" 42% (p=0.0096) Hyperactivity: "Disrupts Group Activities" 33% (p=0.0194) Positive FAB-C Open Label Phase 2 Efficacy Data Key Secondary Endpoint: ABC-CFXS ZYN002

18 Manic/hyperactive Behavior Depressed Mood Social Avoidance General Anxiety Compulsive Behavior Baseline: 9.4 Baseline: 8.1 8.7 Baseline: 2.8 Baseline: 3.0 3.1 Baseline: 10.2 Baseline: 6.9 7.5 Baseline: 10.0 Baseline: 7.9 8.3 Baseline: 2.8 Baseline: 3.0 3.4 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 54.0% 15.7% 21.5% 52.9% 16.0% 15.9% 50.0% 17.6% 10.0% 35.1% 10.3% 8.6% 28.6% 16.1% -16.7% ADAMS Subscales Week 12: Percent Improvement vs. 3rd party data* ZYN002 0 10 20 30 40 ZYN002 -20 -10 0 10 20 30 Ganaxolone Placebo -20 -10 0 10 20 30 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002

19 Irritability Temper Tantrums Hyperactivity Disrupts Group Activities Socially Unresponsive / Lethargic Does Not Pay attention Social Avoidance Seeks Isolation Stereotypy Repetitive Movements Baseline: 18.2 Baseline: 18.9 19.6 Baseline: 14.5 Baseline: 13.9 13.9 Baseline: 8.7 Baseline: 6.6 6.9 Baseline: 5.1 Baseline: 3.5 3.1 Baseline: 7.9 Baseline: 7.4 7.1 Inappropriate Speech Repeats Words / Phrases Baseline: 6.1 Baseline: 6.0 6.3 * Ligsay, A., Van Dijck, A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double-blind, placebo-controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 41.8% 17.9% 16.9% 33.1% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% ABC-CFXS Subscales Week 12: Percent Improvement vs. 3rd Party Data* ZYN002 0 10 20 30 40 50 ZYN002 0 10 20 30 40 Ganaxolone Placebo 0 10 20 30 40 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 ZYN002 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 ZYN002

20 Very well tolerated, consistent with previously reported clinical data; no SAEs Two sibling patients discontinued due to worsening of pre-existing eczema No drug-related GI events No THC was detected in the plasma 13 patients continued into open label extension; 12 remain as of 6/4/18 Twelve patients have exceeded 9 months on ZYN002 Six patients have exceeded 12 months on ZYN002 Positive FAB-C Open Label Phase 2 Safety Data ZYN002

Period 1 14 weeks Period 2 12 months Fragile X Syndrome Pivotal Study Proposed Trial Design* ZYN002 Double-blind, placebo-controlled 21 Treatment Open-label extension ZYN002 250 mg daily 500 mg daily (patient weight based) Placebo Sachets to mirror ZYN002 administration *Note: Subject to change due to further regulatory, clinical and other considerations. Screening Patients will be randomized (1:1) to receive either ZYN002 or placebo Target: ~204 patients

22 Expect to begin pivotal trial in pediatric and adolescent patients with FXS mid-year 2018 204 patients from U.S., Australia and New Zealand Key endpoints will assess observable behaviors: ABC-CFXS Top line data expected in 2019 Request pre-NDA meeting after data is available in 2019 to determine final path to NDA filing FAB-C data accepted for oral presentation at July NFXF International Fragile X Conference Assessing opportunities for additional data presentations in 2018 Evaluating opportunities for FDA fast-track, breakthrough status, and/or priority review ZYN002 in Fragile X Syndrome Next Steps ZYN002

ZYN002 CBD Gel Clinical Program Developmental Epileptic Encephalopathies (DEE)

ZYN002

Developmental and Epileptic Encephalopathies

DEE category includes:

- Doose Syndrome
- Dravet Syndrome
- Early Myoclonic Encephalopathy
- Epilepsy of Infancy With Migrating Focal Seizures
- Epilepsy with Generalized Tonic-Clonic Seizures alone (EGTCS)
- Juvenile Myoclonic Epilepsy (JME)
- Landau-Kleffner Syndrome
- Lennox-Gastaut Syndrome
- Ohtahara Syndrome (Early Infantile Epileptic Encephalopathy)
- West Syndrome / Infantile Spasms

- Heterogeneous group of epilepsy syndromes associated with severe cognitive impairment and behavioral disturbances
- Syndromes involve:
  - Significant developmental impairment (*developmental* encephalopathies)
  - Regression of developmental progress (*epileptic* encephalopathies)
- Often progressive; highly resistant to treatment
- Improved seizure control may have a positive impact on development and quality of life
- Third party clinical data show impact of CBD on seizures and behavioral issues

24

Zynerba® PHARMACEUTICALS

Period 1 Six months Period 2 12 months BELIEVE 1 DEE Open Label Phase 2 Study Results Expected in 2019 ZYN002 25 *Note: Subject to change due to further regulatory, clinical and other considerations. Weight based dosing from 250 to 500 mg daily Screening Titration 2-3 week taper period Extension Target: 48 patients Study initiated April 2018; enrollment underway Primary efficacy assessment: change in seizure frequency Maintenance Open Label Study to Assess the Safety and Efficacy of ZYN002 Administered as a TransdermaL Gel to ChIldren and AdolEscents with DeVelopmental and Epileptic Encephalopathy

ZYN002 CBD Gel Clinical Program Adult Refractory Focal Epilepsy

ZYN002

Adult Refractory Focal Epilepsy
Phase 2B Anticipated in 2018

Adult Refractory Focal Seizures

- Focal seizures are the most common epilepsy in adults
- Substantial US market
  - ~500,000 refractory patients
- New treatment options with improved quality of life (safety and efficacy) needed

- STAR 2 data suggest continued improvement in seizure control in adult refractory focal seizure patients receiving ZYN002 through 12 months of open label exposure
- Learnings from Phase 2 STAR 1 study and open label STAR 2 extension provide input into Phase 2B trial design
- Expect to initiate ~300 patient double blind placebo controlled Phase 2b study in 2H2018

27

Zynerba® PHARMACEUTICALS

Baseline Assess seizure frequency/type Open-Label Extension Synthetic Transdermal CAnnabidiol for the TReatment of Epilepsy ZYN002 CBD 390 mg daily STAR 2 Trial STAR 1 Trial Dose can be adjusted to: 18 months 12 weeks 8 weeks Randomized (1:1:1), double-blind, placebo-controlled - 188 patients Epilepsy Phase 2 Clinical Study Trial Design Ongoing ZYN002 Low-Dose CBD 195 mg daily ZYN002 High-Dose CBD 780 mg daily 28 Completed August 2017 ZYN002 High-Dose CBD 390 mg daily ZYN002 Low-Dose CBD 195 mg daily Placebo

Epilepsy Phase 2 Clinical Study Demographics and Baseline Characteristics ZYN002 STAR 1 patients Placebo 195 mg ZYN002 390 mg ZYN002 Total Pts Randomized 63 63 62 188 Sex 43% male 57% female 51% male 49% female 42% male 58% female 45% male 55% female Pts Analyzed for efficacy 63 62 61 186 Pts completing study 62 57 55 174 Patients continuing into STAR 2 171 Baseline median seizure rate 10.5 14.0 10.1 10.6 (3-335) AEDs Median: 3.0 Mean: 2.5 Primary endpoint: Percent reduction in baseline seizures 8.7% 18.4% 14.0% 29

Epilepsy Phase 2 Clinical Study STAR 1 and STAR 2 Results Company believes study missed primary endpoint due to bimodal distribution of placebo patient responses : >50% reductions in focal seizures in ~¼ of placebo patients 13 of these 15 patients were female Strong separation from placebo seen at >15 baseline seizures Excellent tolerability *As of April 16, 2018 STAR 1 STAR 2 Low dropout rate to date 93 patients have reached 9 mo. of drug exposure; 68 have reached 12 months* Excellent tolerability Data suggest continued improvement in seizure control with longer term use Twelve Month STAR 2 data presented during Emerging Science (Late Breaker) poster session at the 2018 American Academy of Neurology (AAN) meeting Learnings provide input into revised Phase 2B clinical trial design ZYN002 30

Data Presented at 2018 AAN STAR 2 Efficacy Data 31 Median Percent Change in Seizure Rates at Months 3, 6, 9, and 12 All ZYN002-Treated Patients in STAR 2 ZYN002 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period.

Data Presented at 2018 AAN STAR 2 Efficacy Data 32 Median Percent Change in Seizure Rates at Months 3, 6, 9, and 12 ZYN002 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period.

33 -19% N=56 -14% N=55 -10% N=60 -32% N=56 -31% N=55 -16% N=49 -48% N=49 -38% N=48 Median Percent Change in Seizure Rates Dose Regimen in STAR 1 and STAR 2 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. STAR 1 3 mos STAR 1 3 mos STAR 1 – 3 mos STAR 2 – 3 mos STAR 2 3 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 3 mos Consistent Results at Various Timeframes Three Months on ZYN002 ZYN002 STAR 1 – 3 mos STAR 2 – 9 mos -55% N=39 STAR 1 – 3 mos STAR 2 – 12 mos -63% N=25 -46% N=36 STAR 1 – 3 mos STAR 2 – 9 mos -59% N=21 STAR 1 – 3 mos STAR 2 – 12 mos -41% N=37 STAR 2 – 9 mos -57% N=24 STAR 2 – 12 mos 195 mg  390 mg Placebo  390 mg 390 mg  390 mg

34 -19% N=56 -14% N=55 -10% N=60 -32% N=56 -31% N=55 -16% N=49 -48% N=49 -38% N=48 Median Percent Change in Seizure Rates Dose Regimen in STAR 1 and STAR 2 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. STAR 1 3 mos STAR 1 3 mos STAR 1 – 3 mos STAR 2 – 3 mos STAR 2 3 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 3 mos Consistent Results at Various Timeframes Six Months on ZYN002 ZYN002 STAR 1 – 3 mos STAR 2 – 9 mos -55% N=39 STAR 1 – 3 mos STAR 2 – 12 mos -63% N=25 -46% N=36 STAR 1 – 3 mos STAR 2 – 9 mos -59% N=21 STAR 1 – 3 mos STAR 2 – 12 mos -41% N=37 STAR 2 – 9 mos -57% N=24 STAR 2 – 12 mos 195 mg 390 mg Placebo 390 mg 390 mg 390 mg

35 -19% N=56 -14% N=55 -10% N=60 -32% N=56 -31% N=55 -16% N=49 -48% N=49 -38% N=48 Median Percent Change in Seizure Rates Dose Regimen in STAR 1 and STAR 2 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. STAR 1 3 mos STAR 1 3 mos STAR 1 – 3 mos STAR 2 – 3 mos STAR 2 3 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 3 mos Consistent Results at Various Timeframes Nine Months on ZYN002 ZYN002 STAR 1 – 3 mos STAR 2 – 9 mos -55% N=39 STAR 1 – 3 mos STAR 2 – 12 mos -63% N=25 -46% N=36 STAR 1 – 3 mos STAR 2 – 9 mos -59% N=21 STAR 1 – 3 mos STAR 2 – 12 mos -41% N=37 STAR 2 – 9 mos -57% N=24 STAR 2 – 12 mos 195 mg  390 mg Placebo 390 mg 390 mg 390 mg

36 -19% N=56 -14% N=55 -10% N=60 -32% N=56 -31% N=55 -16% N=49 -48% N=49 -38% N=48 Median Percent Change in Seizure Rates Dose Regimen in STAR 1 and STAR 2 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. STAR 1 3 mos STAR 1 3 mos STAR 1 – 3 mos STAR 2 – 3 mos STAR 2 3 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 3 mos Consistent Results at Various Timeframes Twelve Months on ZYN002 ZYN002 STAR 1 – 3 mos STAR 2 – 9 mos -55% N=39 STAR 1 – 3 mos STAR 2 – 12 mos -63% N=25 -46% N=36 STAR 1 – 3 mos STAR 2 – 9 mos -59% N=21 STAR 1 – 3 mos STAR 2 – 12 mos -41% N=37 STAR 2 – 9 mos -57% N=24 STAR 2 – 12 mos 195 mg 390 mg Placebo 390 mg 390 mg 390 mg

37 -19% N=56 -14% N=55 -10% N=60 -32% N=56 -31% N=55 -16% N=49 -48% N=49 -38% N=48 Median Percent Change in Seizure Rates Dose Regimen in STAR 1 and STAR 2 STAR 2 results based on data collected through mid-December 2017 and in patients who reported seizure frequency data during the respective time period. STAR 1 3 mos STAR 1 3 mos STAR 1 – 3 mos STAR 2 – 3 mos STAR 2 3 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 6 mos STAR 1 – 3 mos STAR 2 – 3 mos Consistent Results at Various Timeframes Fifteen Months on ZYN002 ZYN002 195 mg 390 mg Placebo 390 mg 390 mg 390 mg STAR 1 – 3 mos STAR 2 – 9 mos -55% N=39 STAR 1 – 3 mos STAR 2 – 12 mos -63% N=25 -46% N=36 STAR 1 – 3 mos STAR 2 – 9 mos -59% N=21 STAR 1 – 3 mos STAR 2 – 12 mos -41% N=37 STAR 2 – 9 mos -57% N=24 STAR 2 – 12 mos

~300 patient double-blind placebo controlled study To be conducted in U.S., Australia and New Zealand Primary endpoint: reduction from baseline in focal seizures 1:1:1 ratio (195 mg: 780 mg: placebo) 38 Learnings from STAR 1 and STAR 2 experience include: Stratified randomization by baseline seizure rate and gender Increase in patient count Increase trial duration Increase in baseline seizure frequency Median seizure target: >15/month vs 10.6 in STAR 1 Trial design* Planned modifications Expect to initiate study in 2H18 Open label extension to follow Proposed Phase 2b Study Adult Refractory Focal Epilepsy ZYN002 *Note: Subject to change due to further regulatory, clinical and other considerations.

Cash and cash equivalent position of $52.1 million Well capitalized, expect cash to fund operations well into 2019 39 Financial Strength As of March 31, 2018

Elizabeth M. Berry-Kravis, MD, PhD Professor, Department of Pediatrics, Rush Medical College Craig A. Erikson, MD Associate Professor, Department of Psychiatry and Behavioral Neuroscience, Cincinnati Children’s Hospital Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Chair, Department of Psychiatry and Behavioral Sciences, Keck School of Medicine, University of Southern California Nicole Tartaglia, MD Associate Professor, Pediatrics-Developmental Pediatrics, University of Colorado Denver School of Medicine / Children’s Hospital of Colorado Dennis Dlugos, MD, MSCE Professor of neurology and pediatrics at Children’s Hospital of Philadelphia (CHOP) and the University of Pennsylvania School of Medicine Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center Daniel Friedman, MD Clinical Assistant Professor, Department of Psychiatry, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience 40 Epilepsy Fragile X Syndrome Scientific Advisory Board

41 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contact Will Roberts, VP, Investor Relations and Corporate Communications 484.581.7489 NASDAQ: ZYNE Analyst Coverage* Ladenburg Thalman: Michael Higgins HC Wainwright: Oren Livnat Cantor Fitzgerald: Elemer Piros, PhD Canaccord Genuity: Arlinda Lee, PhD Oppenheimer: Christopher Liu (interim) Seaport Global: Corey Davis Jefferies: Biren Amin, PhD * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. Investor Relations

June 2018 Dedicated to the development and commercialization of innovative transdermal pharmaceutically-produced cannabinoid treatments for rare and near-rare neuropsychiatric conditions in patients with high unmet medical needs